UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2006

Encorium Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21145	56-1668867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Glenhardie Corporate Center, 1275 Drummers Lane, Suite 100, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 975-9533

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Form 8-K/A amends the Current Report on Form 8-K filed by Encorium Group, Inc. on November 6, 2006 (the “original filing”), as amended by filings on Form 8-K/A filed on December 21, 2006 and June 25, 2007, to amend and restate Item 9.01 in the July 25, 2007 amendment, which was filed solely for the purpose of providing the additional unaudited pro forma financial information described in (b)(iii) of Item 9.01 hereof and included as Exhibit 99.4 hereto.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Independent Auditors Report of KPMG Oy Ab dated May 12, 2006 and the related consolidated balance sheet of Remedium Oy as of December 31, 2005 and 2004 and the related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows for each of the years in the three-year period ended December 31, 2005 (Incorporated by reference to pages F-34 through F-52 of the Company’s Definitive Proxy Statement on Schedule 14A relating to its 2006 annual meeting of stockholders filed with the Securities and Exchange Commission on September 15, 2006, copies of which are included as Exhibit 99.1 to this Current Report).

(b)	Pro Forma Financial Information.

Pro forma financial information, including unaudited pro forma condensed combined consolidated financial statements combining the historical consolidated balance sheets and statements of operations of Encorium Group, Inc. (formerly Covalent Group, Inc.) and Remedium Oy, including (i) Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of June 30, 2006, Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Six Months Ended June 30, 2006 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2005 (Incorporated by reference to pages 54 through 61 of the Company’s Definitive Proxy Statement on Schedule 14A relating to its 2006 annual meeting of stockholders filed with the Securities and Exchange Commission on September 15, 2006, copies of which are included as Exhibit 99.2 to this Current Report, (ii) Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2006, Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Nine Months Ended September 30, 2006, and Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2005 (included as Exhibit 99.3 to this Current Report) , and (iii) Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2006 (included as Exhibit 99.4 to this Current Report).

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(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description
4.1	Lock-Up Agreement, dated November 1, 2006, by and among Encorium Group, Inc. and Kai Lindevall, Jan Lilja, Sven-Erik Nilsson, Vesa Manninen, NTGLT Pharma BVBA, Seppo Oksanen, Heikki Vapaatalo, Riitta Korpela and Agneta Lindevall.*

4.2	Option Exchange Agreement.*

10.1	Employment Agreement, dated November 1, 2006, by and among Remedium Oy, Encorium Group, Inc. and Kai Lindevall.*

10.2	Executive Severance Agreement, dated November 1, 2006, by and between Encorium Group, Inc. and Kai Lindevall.*

23.1	Consent of KPMG Oy Ab.*

99.1	Pages F-34 through F-52 of the Company’s Definitive Proxy Statement on Schedule 14A relating to the Company’s 2006 annual meeting of stockholders filed with the Securities and Exchange Commission on September 15, 2006.*

99.2	Pages 54 through 61 of the Company’s Definitive Proxy Statement on Schedule 14A relating to the Company’s 2006 annual meeting of stockholders filed with the Securities and Exchange Commission on September 15, 2006.*

99.3	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2006, Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Nine Months Ended September 30, 2006, and Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2005**

99.4	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2006

*	Included with the original filing of this current report.
**	Included with the amendment to the original filing of this current report filed on December 21, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORIUM GROUP, INC.

Dated: June 28, 2007	By:	/s/ Lawrence R. Hoffman
	Name:	Lawrence R. Hoffman
	Title:	Executive Vice President, General Counsel, Secretary and Chief Financial Officer

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EXHIBIT INDEX

The following exhibits are filed as part of this Current Report on Form 8-K:

No.	Description
4.1	Lock-Up Agreement, dated November 1, 2006, by and among Encorium Group, Inc. and Kai Lindevall, Jan Lilja, Sven-Erik Nilsson, Vesa Manninen, NTGLT Pharma BVBA, Seppo Oksanen, Heikki Vapaatalo, Riitta Korpela and Agneta Lindevall.*

4.2	Option Exchange Agreement.*

10.1	Employment Agreement, dated November 1, 2006, by and among Remedium Oy, Encorium Group, Inc. and Kai Lindevall.*

10.2	Executive Severance Agreement, dated November 1, 2006, by and between Encorium Group, Inc. and Kai Lindevall.*

23.1	Consent of KPMG Oy Ab.*

99.1	Pages F-34 through F-52 of the Company’s Definitive Proxy Statement on Schedule 14A relating to the Company’s 2006 annual meeting of stockholders filed with the Securities and Exchange Commission on September 15, 2006.*

99.2	Pages 54 through 61 of the Company’s Definitive Proxy Statement on Schedule 14A relating to the Company’s 2006 annual meeting of stockholders filed with the Securities and Exchange Commission on September 15, 2006.*

99.3	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2006, Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Nine Months Ended September 30, 2006, and Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2005**

99.4	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2006

*	Included with the original filing of this current report.
**	Included with the amendment to the original filing of this current report filed on December 21, 2006.